                                                                 EXHIBIT 99.6

                                       JeffBanks, Inc.
                                 Consolidated Balance Sheet
                                         UNAUDITED

                                                                     June 30,     December 31,
                                                                       1999           1998
                                                                          (in thousands)
Assets:

Cash and cash equivalents:
    Cash and due from banks .....................................   $    52,207    $    54,599
    Federal funds sold ..........................................        79,100            --
                                                                    -----------    -----------
                                                                        131,307         54,599

Investment securities available for sale ........................       313,281        301,366
Investment securities held to maturity ..........................           675            677
Mortgages held for sale .........................................        19,951         14,600
Loans, net ......................................................     1,326,746      1,202,932
Premises and equipment, net .....................................        24,114         24,085
Accrued interest receivable .....................................        15,043         15,929
Other real estate owned .........................................         2,343          3,114
Goodwill ........................................................         3,870          4,059
Other assets ....................................................        20,054         15,745
                                                                    -----------    -----------
    Total assets ................................................   $ 1,857,384    $ 1,637,106
                                                                    ===========    ===========

Liabilities and shareholders' equity:

Deposits:
    Demand (non-interest bearing) ...............................   $   222,976    $   207,881
    Savings and money market ....................................       492,007        465,984
    Time deposits ...............................................       516,323        477,057
    Time deposits, $100,000 and over ............................       153,117        125,358
                                                                    -----------    -----------
                                                                      1,384,423      1,276,280

Securities sold under repurchase agreements .....................        57,064         39,635
FHLB advances - short term ......................................       148,000         55,000
FHLB advances - long term .......................................        54,175         54,182
Subordinated notes and debentures ...............................        31,920         32,000
Company-obligated mandatorily redeemable preferred securities of the Company's subsidiary trust, holding solely $25.3 million aggregate principal amount of 9.25% junior subordinated
  deferrable interest debentures due 2027 of the Company ........        25,300         25,300
Accrued interest payable ........................................        17,687         15,444
Other liabilities ...............................................         6,893          7,587
                                                                    -----------    -----------
    Total liabilities ...........................................     1,725,462      1,505,428
                                                                    -----------    -----------

Shareholders' equity:
    Common Stock - authorized, 20,000,000 shares of $1 par value;
      issued and outstanding 10,583,209 and 10,486,620 shares,
      respectively ..............................................        10,583         10,487
    Additional paid-in capital ..................................        98,177         97,308
    Retained earnings ...........................................        26,961         21,933
    Accumulated other comprehensive income ......................        (3,799)         1,950
                                                                    -----------    -----------
    Total shareholders' equity ..................................       131,922        131,678
                                                                    -----------    -----------
    Total liabilities and shareholders' equity ..................   $ 1,857,384    $ 1,637,106
                                                                    ===========    ===========

 The accompanying notes are an integral part of these financial statements.

                                 JeffBanks, Inc.
                        Consolidated Statements of Income
                                    UNAUDITED

                                                       Six Months           Three Months
                                                     Ended June 30,         Ended June 30,
                                                    1999        1998       1999       1998
                                                     (in thousands, except per share data)

Interest income:
     Loans including fees ......................   $ 52,816   $ 47,155   $ 27,161   $ 24,045
     Investment securities .....................      9,095     11,225      4,670      5,467
     Federal funds sold ........................        544      1,310        306        643
                                                   --------   --------   --------   --------
                                                     62,455     59,690     32,137     30,155
                                                   --------   --------   --------   --------
Interest expense:
     Time deposits, $100,000 and over ..........      3,307      3,006      1,783      1,531
     Other deposits ............................     19,906     18,826      9,954      9,754
     FHLB advances .............................      4,114      4,669      2,215      2,281
     Subordinated notes and debentures .........      1,431      1,540        714        770
     Trust preferred securities ................      1,170      1,170        585        585
     Securities sold under repurchase agreements      1,159      1,342        594        630
                                                   --------   --------   --------   --------
                                                     31,087     30,553     15,845     15,551
                                                   --------   --------   --------   --------

        Net interest income ....................     31,368     29,137     16,292     14,604

Provision for credit losses ....................      2,985      3,513      1,530      2,547
                                                   --------   --------   --------   --------
        Net interest income after provision
         for credit losses .....................     28,383     25,624     14,762     12,057
                                                   --------   --------   --------   --------

Non-interest income:
     Service fees on deposit accounts ..........      2,062      1,697      1,126        819
     Gain on sales of residential mortgages and
       capitalized mortgage servicing rights ...      1,575      1,689        874        953
     Gain on sale of mortgage servicing ........                   625                   625
     Gain on sales of investment securities ....        712        306                    63
     Mortgage servicing fees ...................        594        582        281        286
     Merchant credit card deposit fees .........      1,570      1,062        875        575
     Credit card fee income ....................        287        311        132        154
     Other .....................................      1,284      1,102        702        555
                                                   --------   --------   --------   --------
                                                      8,084      7,374      3,990      4,030
                                                   --------   --------   --------   --------

Non-interest expense:
     Salaries and employee benefits ............     12,411     12,666      6,238      6,813
     Occupancy expense .........................      2,258      2,222      1,125      1,095
     Depreciation ..............................      1,415      1,236        750        659
     FDIC expense ..............................         71         68         36         35
     Data processing expense ...................        694        602        308        317
     Legal .....................................        519      1,121        216        794
     Stationery, printing and supplies .........        590        599        294        292
     Shares tax ................................        560        583        265        355
     Advertising ...............................        571        783        329        417
     Other real estate owned maintenance expense        130         29         37         18
     Loss on sale and write-downs of other
      real estate owned ........................          5         29          6         (2)
     Amortization of intangibles ...............        659        433        349        160
     Credit card origination expense ...........        276        425        136        224
     Credit card processing expense ............        452        425        220        228
     Merchant card expense .....................      1,399        834        795        444
     Other .....................................      4,174      5,512      2,256      3,754
                                                   --------   --------   --------   --------
                                                     26,184     27,567     13,360     15,603
                                                   --------   --------   --------   --------

Income before income taxes .....................     10,283      5,431      5,392        484
Income taxes ...................................      2,152      1,798      1,155        100
                                                   --------   --------   --------   --------
        Net income .............................   $  8,131   $  3,633   $  4,237   $    384
                                                   ========   ========   ========   ========
Per share data:
Average number of common shares (basic) ........     10,517     10,232     10,540     10,269
Average number of common shares (diluted) ......     11,010     11,095     11,091     11,157
Net income per common share (basic) ............   $   0.77   $   0.36   $   0.40   $   0.04
Net income per common share (diluted) ..........   $   0.74   $   0.33   $   0.38   $   0.03

 The accompanying notes are an integral part of these financial statements.

                                JeffBanks, Inc.
           Consolidated Statement of Changes in Shareholders' Equity
                                   UNAUDITED

                                                                              Accumulated
                                                                                 other
                                             Common   Additional    Retained comprehensive Comprehensive
                                             Stock  paid-in-capital earnings     income       income        Total
                                                                          (in thousands)
Balance at December 31, 1998 ..........   $  10,487   $  97,308   $  21,933    $   1,950                 $ 131,678
Net income ............................        --          --         8,131         --      $   8,131        8,131
Issuance of common stock for
 dividend reinvestment plan ...........          10         216        --           --           --            226
Warrants exercised ....................          86         653        --           --           --            739
Cash dividends on common stock ........        --          --        (3,103)        --           --         (3,103)
Other comprehensive income, net of
 reclassification adjustments and taxes        --          --          --         (5,749)      (5,749)      (5,749)
                                          ---------   ---------    ---------    ---------   ---------    ---------
Comprehensive income ..................        --          --          --           --      $   2,382         --
                                                                                            =========
Balance at June 30, 1999 ..............   $  10,583   $  98,177   $  26,961    $  (3,799)                $ 131,922
                                          =========   =========   =========    ==========                =========

Disclosure of reclassification amount:
Unrealized holding losses arising during period ..................   $(5,286)
Less: reclassification adjustment for gains included in net income       463
                                                                     -------
Net unrealized losses on securities ..............................   $(5,749)

                                                                              Accumulated
                                                                                other
                                            Common    Additional   Retained  comprehensive Comprehensive
                                            Stock  paid-in-capital earnings     income        income       Total
                                                            (in thousands)
Balance at March 31, 1999 .............   $  10,512   $  97,563   $  24,359   $     555                  $ 132,989
Net income ............................        --          --         4,237         --      $   4,237        4,237
Issuance of common stock for
 dividend reinvestment plan ...........           3          68        --           --           --             71
Warrants exercised ....................          68         546        --           --           --            614
Cash dividends on common stock ........        --          --        (1,635)        --           --         (1,635)
Other comprehensive income, net of
 reclassification adjustments and taxes        --          --          --         (4,354)      (4,354)      (4,354)
                                                                                            ---------
Comprehensive income ..................        --          --          --           --      $    (117)
                                          ---------   ---------   ---------    ---------    =========    ---------
Balance at June 30, 1999 ..............   $  10,583   $  98,177   $  26,961   $  (3,799)                 $ 131,922
                                          =========   =========   =========    =========                 =========

Disclosure of reclassification amount:
Unrealized holding losses arising during period ..................   $(4,354)
Less: reclassification adjustment for gains included in net income      --
                                                                     -------
Net unrealized loss on securities ................................   $(4,354)
                                                                     =======

   The accompanying notes are an integral part of these financial statements.

                                JeffBanks, Inc.
           Consolidated Statement of Changes in Shareholders' Equity
                                   UNAUDITED

                                                                              Accumulated
                                                                                other
                                             Common   Additional    Retained comprehensive Comprehensive
                                             Stock  paid-in-capital earnings    income        income        Total
                                                            (in thousands)
Balance at December 31, 1997 ..........   $   6,094   $  95,150   $  19,308    $   1,254                 $ 121,806
Net income ............................        --          --         3,633         --      $   3,633        3,633
Issuance of common stock for
 dividend reinvestment plan ...........           2          77        --           --           --             79
Warrants exercised ....................          74       1,121        --           --           --          1,195
Cash dividends on common stock ........        --          --        (1,897)        --           --         (1,897)
Stock split ...........................       4,147        --        (4,147)        --           --           --
Other comprehensive income, net of
 reclassification adjustments and taxes        --          --          --           (419)        (419)        (419)
                                          ---------   ---------   ---------    ---------    ---------    ---------
Comprehensive income ..................        --          --          --           --      $   3,214         --
                                                                                            =========
Balance at June 30, 1998 ..............   $  10,317   $  96,348   $  16,897    $     835                 $ 124,397
                                          =========   =========   =========    =========                 =========

Disclosure of reclassification amount:
Unrealized holding losses arising during period ..................   $(221)
Less: reclassification adjustment for gains included in net income     198
                                                                     -----
Net unrealized losses on securities ..............................   $(419)
                                                                     =====

                                                                              Accumulated
                                                                                 other
                                             Common   Additional    Retained  comprehensive Comprehensive
                                             Stock  paid-in-capital earnings     income       income      Total
                                                                      (in thousands)
Balance at March 31, 1998 .............   $   6,150   $  95,835   $  21,606    $    835                $ 124,426
Net income ............................        --          --           384         --     $     384         384
Issuance of common stock for
 dividend reinvestment plan ...........        --          --          --           --          --          --
Warrants exercised ....................          20         513        --           --          --           533
Cash dividends on common stock ........        --          --          (946)        --          --          (946)
Stock split ...........................       4,147        --        (4,147)        --          --          --
Other comprehensive income, net of
 reclassification adjustments and taxes        --          --          --           --          --          --
                                                                                           ---------
Comprehensive income ..................        --          --          --           --     $     384
                                          ---------   ---------   ---------    ---------   =========   ---------
Balance at June 30, 1998 ..............   $  10,317   $  96,348   $  16,897    $     835               $ 124,397
                                          =========   =========   =========    =========               =========

Disclosure of reclassification amount:
Unrealized holding gains arising during period ...................   $ 41
Less: reclassification adjustment for gains included in net income     41
                                                                     ----
Net unrealized loss on securities ................................   $--
                                                                     ====

   The accompanying notes are an integral part of these financial statements.

                                              JeffBanks, Inc.
                                   Consolidated Statements of Cash Flows
                                                 UNAUDITED

                                                                           Six Months Ended June 30,
                                                                               1999         1998
                                                                                   (in thousands)
Operating activities:
     Net income .........................................................   $   8,131    $   3,633
     Adjustments to reconcile net income to cash provided by
        operating activities:
     Depreciation and amortization ......................................       2,732        1,905
     Provision for credit losses ........................................       2,985        3,513
     Gain on sales of investment securities .............................        (712)        (306)
     Gain on sales of assets ............................................        --            (22)
     Mortgage loans originated for sale .................................    (107,119)    (102,903)
     Mortgage loan sales ................................................     101,768       96,915
     Increase in interest receivable ....................................         886         (777)
     (Decrease) increase in interest payable ............................       2,243       (2,303)
     (Increase) decrease in other assets ................................      (1,684)         726
     (Decrease) increase in other liabilities ...........................        (694)       1,529
                                                                            ---------    ---------
        Net cash provided by operating activities .......................       8,536        1,910
                                                                            ---------    ---------

Investing activities:
     Proceeds from sales of investment securities available for sale ....      19,271      146,852
     Proceeds from maturities of investment securities available for sale      41,722       54,637
     Purchase of investment securities available for sale ...............     (81,696)    (176,307)
     Proceeds from sales of other real estate owned .....................       1,690          948
     Net increase in loans ..............................................    (127,718)    (133,652)
     Purchase of premises and equipment .................................      (1,444)      (3,657)
                                                                            ---------    ---------
        Net cash used in investing activities ...........................    (148,175)    (111,179)
                                                                            ---------    ---------

Financing activities:
     Net increase in deposits ...........................................     108,143      204,364
     Net increase (decrease) in repurchase agreements ...................      17,429      (27,731)
     Net proceeds from issuance of common stock .........................         965        1,275
     Net increase (decrease) in FHLB advances ...........................      92,993      (41,866)
     Net decrease in subordinated notes and debentures ..................         (80)        --
     Dividends paid on common stock .....................................      (3,103)      (1,897)
                                                                            ---------    ---------
        Net cash provided by financing activities .......................     216,347      134,145
                                                                            ---------    ---------

Net increase in cash and cash equivalents ...............................      76,708       24,876
Cash and cash equivalents at beginning of year ..........................      54,599      147,945
                                                                            ---------    ---------
Cash and cash equivalents at end of period ..............................   $ 131,307    $ 172,821
                                                                            =========    =========

   The accompanying notes are an integral part of these financial statements.

Note 1 - Allowance for Credit Losses:

                                 Six months ended June 30,
                                     1999        1998
                                      (in thousands)
Balance, beginning of period ..   $ 12,407    $ 14,136
Provision charged to operations      2,985       3,513
Loans charged off .............     (3,875)     (4,292)
Recoveries ....................        686         694
                                  --------    --------
Balance, end of period ........   $ 12,203    $ 14,051
                                  ========    ========

     The balances of impaired loans were $10,469,000 and $11,250,000 respectively, at June 30, 1999 and 1998. The allowance for credit losses associated with impaired loans was $2,735,000 and $1,867,000 respectively, at those dates. Total cash collected on impaired loans during the first six months of 1999 and 1998, respectively, was $1,561,000 and $1,575,000 all of which was credited to the principal balance outstanding on such loans. Interest which would have been accrued on impaired loans during those respective periods was $409,000 and $440,000. No related interest income was recognized during the period.

Note 2 - Investment Securities:
     The carrying value and approximate market value of investment securities were as follows:

                                                June 30, 1999
                                               Gross     Gross
                                 Amortized  unrealized unrealized Approximate
                                    cost       gains     losses   fair value
                                                 (in thousands)
Available for Sale:
U.S. treasury securities ......   $  6,339   $     23   $   --     $  6,362
Federal agency obligations ....     19,078         32        224     18,886
Mortgage backed securities ....    188,009         41      3,902    184,148
State and municipal obligations     62,138        478      2,174     60,442
Other securities ..............     43,561         75        193     43,443
                                  --------   --------   --------   --------
Total .........................   $319,125   $    649   $  6,493   $313,281
                                  ========   ========   ========   ========

Held to Maturity:
State and municipal obligations        675         12       --          687
                                  --------   --------   --------   --------
Total .........................   $    675   $     12   $   --     $    687
                                  ========   ========   ========   ========


                                              December 31, 1998
                                               Gross     Gross
                                 Amortized  unrealized unrealized Approximate
                                    cost       gains     losses   fair value
                                                 (in thousands)
Available for Sale:
U.S. treasury securities ......   $  7,358   $    110   $   --     $  7,468
Federal agency obligations ....     19,251        126          1     19,376
Mortgage backed securities ....    199,685      1,339        650    200,374
State and municipal obligations     46,730      2,120        112     48,738
Other securities ..............     25,417          1          8     25,410
                                  --------   --------   --------   --------
Total .........................   $298,441   $  3,696   $    771   $301,366
                                  ========   ========   ========   ========

Held to Maturity:
State and municipal obligations        677         22       --          699
                                  --------   --------   --------   --------
Total .........................   $    677   $     22   $   --     $    699
                                  ========   ========   ========   ========

Note 3:
     The unaudited interim financial statements furnished reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. All such adjustments are of a normal recurring nature, except as discussed in these notes.

Note 4:
     Certain amounts in the financial statements presented for prior periods have been reclassified to conform with the current period presentation.

Note 5:
     Subsequent to SFAS No. 133, the FASB issued SFAS No. 137, which amended the effective date of SFAS No. 133 to be all fiscal quarters of all fiscal years beginning after June 15, 2000. Based on the Company's minimal use of derivatives at the current time, management does not anticipate the adoption of SFAS No. 133 to have a significant impact on the earnings or financial position of the Company. However, the impact of adopting SFAS No. 133 will depend on the nature and purpose of the derivative instruments in use by the Company at that time.

Note 6:
     On June 29, 1999, the Company announced that it had entered into a merger agreement with Hudson United Bancorp. ("Hudson"), pursuant to which it would be acquired by that institution. Consummation of the merger is conditional upon required regulatory and shareholder approvals. Under terms of the pending merger, each share of the Company's common stock would be converted into .95 of a share of Hudson's common stock.

     On August 14, 1998, the Company completed a merger with Pioneer Mortgage, Inc. ("Pioneer") accounted for as a pooling of interests, which accordingly required restatement of financial statements. The changes reflecting such restatement were not material. Pioneer was a mortgage company which operates within the Company's southern New Jersey market with seven mortgage loan originators.

     On July 31, 1998, the Company completed a merger with Regent Bancshares Corp. and Regent National Bank ("Regent") accounted for as a pooling of interests, which accordingly required restatement of financial statements. Under terms of the merger, each share of common stock was as of that date converted to .505 shares of the Company's common stock, resulting in the issuance of 1,721,960 shares of the Company's common stock. Each option to acquire Regent common stock would be converted into an option to acquire .505 of a share of the Company's common stock, which would result in the issuance of up to 184,830 shares of the Company's common stock if all outstanding Regent options are converted.